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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
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                                FEBRUARY 9, 2000




                            EQUITABLE RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




        PENNSYLVANIA                    1-3551                  25-0464690
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)




ONE OXFORD CENTRE, SUITE 3300, 301 GRANT STREET, PITTSBURGH, PENNSYLVANIA 15219
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            (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code         (412) 553-5700
                                                   -----------------------------



                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

         On February 9, 2000, Equitable Resources, Inc. (the Registrant; NYSE:
         EQT) made the following executive appointments:

         o David L. Porges, the Company's senior vice president and chief financial officer, has been promoted to the position of executive vice president and chief financial officer.

         o Carl M. Rizzo, director of information systems for Equitable Utilities, has been named chief information officer for Equitable Resources.

ITEM 7.  Financial Statements and Exhibits

         (c) Equitable Resources, Inc. press release announcing certain executive appointments is filed as Exhibit 99 to this report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               EQUITABLE RESOURCES, INC.
                                              ---------------------------
                                                     (Registrant)



                                           By    /s/ David L. Porges
                                              ---------------------------
                                                     David L. Porges
                                               Senior Vice President and
                                                Chief Financial Officer




    February 15, 2000
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                                  EXHIBIT INDEX



Exhibit No.              Document Description                Sequential Page No.
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   99             Press release issued by Equitable                   4
                  Resources, Inc., announcing certain
                  executive appointments.


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